UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) July 1, 2013

APT SYSTEMS, INC.

Exact name of Registrant as Specified in its Charter

Delaware	333-181597	99-0370904
(State or Other Jurisdiction	(Commission File	(IRS Employer Identification
of Incorporation)	Number )	Number)

16904 76 Street
Edmonton, AB Canada	T5Z 3Z9
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: (780)-270-6048

Not Applicable

Former name or former address, if changed since last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 16, 2013, the Board of Directors of APT Systems, Inc. (“APT” or “the Company”) filed a Form 8-K stating that it had concluded that the financial statements issued for the fiscal year ended January 31, 2012 should no longer be relied upon because of an error in such financial statements.

The Board of Directors arrived at this conclusion because in each of the drafts of the form S-1 filed between May 23, 2012 and November 16, 2012, it was disclosed that effective January 31, 2012, APT’s three directors has been granted a total of 2.25 million fully vested stock options with an exercise price of $0.10 and a term of 5 years. However, the compensation expense for these stock options had not been reflected in the financial statements for the year ended December 31, 2012. Accordingly, the Board of Directors concluded that the January 31, 2012 financial statements had been misstated.

The Board of Directors has subsequently performed a detailed review of the operation of the Company’s 2012 Equity Incentive Plan (the “Plan”) since its formation on January 31, 2012. While at times the Company’s management has indicated verbally and in emails that certain stock options had been granted, the Company has been unable to locate any signed stock option agreements. The Company contacted its former corporate advisors who had prepared the initial draft of the S-1 disclosing the granting of the stock options and requested that they review their files for any documentation relating to disclosure made in the draft S-1 relating to the Plan. At the date of this filing, the former corporate advisors have not provided the Company with any such documents or other information as to the circumstances leading to the disclosure of the grant of any stock options.

Based on its detailed review, the Board of Directors has concluded that no stock options have been granted since the formation of the Plan and all three directors have now confirmed in writing that they do not own, and have never owned, any APT stock options.

Accordingly, the information in the various S-1 filings relating to the grant of APT stock options was incorrect and the Company will be filing an amended S-1 to reflect the fact that no stock options have been granted by the Company. As no stock options have been granted, the financial statements for the twelve months ended January 31, 2012 have been correctly stated and can be relied upon.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 1, 2013	/s/ Glenda Dowie
Glenda Dowie
President, Chief Executive Officer and Director

/s/ Joseph Gagnon
Joseph Gagnon
Secretary, Chief Financial Officer and Director

/s/ Carl Hussey
Carl Hussey
Treasurer, Principal Accounting Officer and Director

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